Exhibit 10.1

ASSIGNMENT AND THIRD AMENDMENT

THIS ASSIGNMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Assignment and Amendment”) is dated as of May 30, 2013 among PENN VIRGINIA HOLDING CORP. (the “the Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the various lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, various lenders and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013 and that certain Waiver and Second Amendment dated April 10, 2013, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, various Credit Parties executed and delivered to the Administrative Agent (a) a Guaranty dated as of September 28, 2012 (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Guaranty”) and (b) a Pledge Agreement and Irrevocable Proxy dated as of September 28, 2012 (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Pledge Agreement”);

WHEREAS, the Borrower has requested that, on the Amendment Effective Date (as defined below), (a) each Lender other than Wells Fargo Bank, National Association, Royal Bank of Canada and Branch Banking and Trust Company (each such Lender, a “Pro Rata Increasing Lender”) increase its Commitment Amount pro rata under the Credit Agreement, (b) Branch Banking and Trust Company (the “Assignor Lender”) maintain its Commitment Amount in effect on such date immediately prior to the effectiveness of this Assignment and Amendment and (c) each of Wells Fargo Bank, National Association and Royal Bank of Canada (each, an “Assignee Lender”) increase its Commitment Amount by an amount in excess of its pro rata share under the Credit Agreement determined immediately prior to the effectiveness of this Assignment and Amendment to cover the increased amount the Assignor Lender would have been allocated had the Assignor Lender been a Pro Rata Increasing Lender in connection with this Assignment and Amendment;

WHEREAS, the Borrower has delivered to the Administrative Agent and the Lenders, (a) in accordance with Section 5.11(a) of the Credit Agreement a reserve report dated as of December 31, 2012 (the “Reserve Report”), and (b) a certificate of an Authorized Officer as described in Section 5.11(c) of the Credit Agreement in connection with its request for an increase in the aggregate Borrowing Base under the Credit Agreement to $350,000,000;

WHEREAS, the Administrative Agent and the Lenders have determined based on the Reserve Report that, upon the Amendment Effective Date, the Borrowing Base under the Credit Agreement should be increased to the aforementioned amount;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and the other Loan Documents as described herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement, the Guaranty and the Pledge Agreement as requested by the Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Assignment and Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendments to Credit Agreement. On the Amendment Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.01 is hereby amended by adding the following new defined terms thereto, each in its alphabetically appropriate place:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party with respect to, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof or other agreement or undertaking agreeing to guaranty, repay, indemnify or otherwise be liable therefor) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty obligation or other liability of such Credit Party or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation required to be cleared pursuant to section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Credit Party is a “financial entity,” as defined in section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the guaranty obligation or other liability of such Credit Party becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty obligation or other liability or security interest is or becomes illegal.

“Qualified ECP Obligor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guaranty obligation or other liability or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap Agreement.

(b) The definition of “Obligations” in Section 1.01 is amended by adding the following proviso at the end thereof immediately before the period therein:

; provided that the definition of “Obligations” shall not create any guarantee by any Credit Party of (or grant of security interest by any Credit Party to support, as applicable) any Excluded Swap Obligations of such Credit Party for purposes of determining any obligations of any Credit Party.

(c) The definition of “Secured Obligations” in Section 1.01 is amended by adding the following proviso at the end thereof immediately before the period therein:

; provided that the definition of “Secured Obligations” shall not create any guarantee by any Credit Party of (or grant of security interest by any Credit Party to support, as applicable) any Excluded Swap Obligations of such Credit Party for purposes of determining any obligations of any Credit Party.

(d) The definition of “Swap Agreement” in Section 1.01 is amended by deleting the words “means any agreement with respect to any swap” where they appear therein and substituting the words “means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any other agreement with respect to any swap” therefor.

(e) The second sentence of Section 2.10(e) is amended by deleting the proviso therein.

(f) Section 5.01(h) is amended by deleting the words “of the Parent, the Borrower and each Restricted Subsidiary” where they appear therein, and substituting the words “of the Parent, the Borrower and each Restricted Subsidiary (and, with respect to each Restricted Subsidiary that is a Credit Party, indicating whether such Credit Party is or is not a Qualified ECP Obligor as of the date of the delivery of such report)” therefor.

(g) Section 5.02 is amended by (i) deleting the word “and” where it appears at the end of clause (e) thereof, (ii) deleting the period at the end of clause (f) thereof and substituting a semi-color therefor and (iii) adding the following new clause (g) in appropriate sequence:

(g) if any Credit Party ceases to be a Qualified ECP Obligor.

(h) The following new Section 5.23 is added to the Credit Agreement in appropriate sequence:

Section 5.23 Keepwell. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under any Guaranty or any Lender Party Swap Agreement in respect of Swap Obligations (provided that the Borrower shall only be liable under this Section 5.23 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.23 or otherwise under the Loan Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 5.23 shall remain in full force and effect until the Obligations have been repaid in full and the Commitments and this Agreement have terminated. The Borrower intends that this Section 5.23 constitute, and this Section 5.23 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(i) Section 7.02 is amended by adding the following new sentence immediately after clause (g) thereof:

Notwithstanding the foregoing, amounts received from the Borrower or any other Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Secured Obligations other than Excluded Swap Obligations as a result of this paragraph, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause (c) above from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Secured Obligations described in clause (c) above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Secured Obligations pursuant to clause (c) above).

(j) Schedule 2.01 (Commitment Amounts) of the Credit Agreement is amended in its entirety by substituting Schedule 2.01 hereto therefor.

Section 3. Amendments to Guaranty. On the Amendment Effective Date, the Guaranty is amended as follows:

(a) Section 3 of the Guaranty is amended by deleting the words “(collectively, subject to the provisions of Section 10 hereof, being referred to collectively as the “Guaranteed Obligations”)” where they appear therein, and substituting therefor the following:

(collectively, subject to the provisions of Section 10 hereof, being referred to collectively as the “Guaranteed Obligations”; provided that in no event shall “Guaranteed Obligations” include any Excluded Swap Obligations).

(b) Section 10 of the Guaranty is amended by adding the following new clause (d) thereto in appropriate sequence:

(d) For the avoidance of doubt, the Guaranteed Obligations, as to any Guarantor, shall not include any obligations under any Lender Party Swap Agreement to the extent and for any period that such Guarantor’s guarantee of such obligations would violate or be void or voidable under the Commodity Exchange Act.

(c) The Guaranty is amended by adding the following new Section 22 thereto in appropriate sequence:

Section 22 Keepwell. Each Guarantor that is a Qualified ECP Obligor (each, a “Qualified ECP Guarantor”) hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under each Loan Document or any Lender Party Swap Agreement in respect of Swap Obligations (provided, that each Qualified ECP Guarantor shall only be liable under this Section 22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 22 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 22 shall remain in full force and effect until the Obligations have been repaid in full and the Commitments and the Credit Agreement have terminated. Each Qualified ECP Guarantor intends that this Section 22 constitute, and this Section 22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 4. Amendments to Pledge Agreement. On the Amendment Effective Date, the Pledge Agreement is amended as follows:

(a) Section 2.2 of the Pledge Agreement is amended by deleting the words “(all such Obligations and other obligations being “Secured Obligations”)” where they appear therein, and substituting therefor the following:

(all such Obligations and other obligations being “Secured Obligations”; provided that in no event shall the “Secured Obligations” include any Excluded Swap Obligations).

(b) Section 7.1 of the Pledge Agreement is amended by adding the following new sentence at the end of such Section:

For the avoidance of doubt, the Secured Obligations, as to any Pledgor, shall not include any obligations under any Lender Party Swap Agreement to the extent and for any period that a grant of a security interest by such Pledgor to support such obligations would violate or be void or voidable under the Commodity Exchange Act.

Section 5. Redetermination of the Borrowing Base.

(a) As of May 28, 2013, and until further redetermined or adjusted, as applicable, pursuant to the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.04 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement was increased to $350,000,000.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to the foregoing clause (a) of this Section 5 shall constitute the regularly scheduled redetermination of the Borrowing Base as of April 15, 2013 (and does not constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or the Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

Section 6. Assignment and Assumption. As of the Amendment Effective Date, the Assignor Lender and each Assignee Lender agrees as follows:

(a) The Assignor Lender irrevocably sells and assigns to each Assignee Lender, and each Assignee Lender severally (and not jointly) irrevocably purchases and assumes from the Assignor Lender, subject to and in accordance with the terms of this Assignment and Amendment and of the Credit Agreement, as of the Amendment Effective Date (and subject to the conditions set forth in Section 7 hereof), (i) that portion of the Assignor Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement, each other Loan Document and any other documents or instruments delivered pursuant thereto in respect of its Commitment (including any Letter of Credit included thereunder) necessary to cause the Commitment Amounts and Applicable Percentages of the Assignor Lender and such Assignee Lenders to be as set forth on Schedule 2.01 attached hereto and (ii) to the extent permitted to be assigned under applicable law, a corresponding portion of all claims, suits, causes of action and any other right of the Assignor Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, each other Loan Document any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. The foregoing sale and assignment is without recourse to the Assignor Lender and, except as expressly provided in this Assignment and Amendment, without representation or warranty by the Assignor Lender.

(b) To the extent that any Loan or LC Exposure is outstanding on the Amendment Effective Date, the Assignor Lender shall, and does hereby, assign to each Assignee Lender, and each Assignee Lender shall and does hereby severally (and not jointly) purchase and assume from the Assignor Lender, an undivided amount of the outstanding Loans and LC Obligations such that, after giving effect to the addition of each Assignee Lender’s respective Commitment under the Credit Agreement pursuant to this Assignment and Amendment, each Lender will hold Loans and LC Exposure in accordance with its respective Applicable Percentages (as determined after giving effect to this Assignment and Amendment and the satisfaction of the conditions set forth in Section 7 hereof). Each Assignee Lender shall promptly pay to the Administrative Agent for the account of the Assignor Lender an amount sufficient to effectuate the purchase of outstanding Loans from the Assignor Lender. The Borrower acknowledges and agrees that, to the extent that the Amendment Effective Date is not the last day of the applicable Interest Period with respect to any Loans outstanding on the Amendment Effective Date, the Assignor Lender shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect to such outstanding Loans.

(c) The Assignor Lender (i) represents and warrants to the Administrative Agent, the Issuing Bank and each other Lender that (A) it is the legal and beneficial owner of the Commitments, Loans, LC Exposure and other rights and obligations assigned by it hereunder, free and clear of any lien, encumbrance or other adverse claim, (B) it has the power and authority, and has taken all necessary action, to execute and deliver this Assignment and Amendment and to consummate the transactions contemplated by this Assignment and Amendment, and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates, any Credit Party or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, any Credit Party or any other Person of any of their respective obligations under any Loan Document.

(d) Each Assignee Lender severally (and not jointly) (i) represents and warrants to the Administrative Agent, the Issuing Bank and the Assignor Lender that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Commitment Amounts and Applicable Percentages assigned to it as set forth on Schedule 2.01 attached hereto, (C) from and after the Amendment Effective Date, it shall have the Commitment Amount and Applicable Percentage set forth opposite its name on Schedule 2.01 attached hereto, (D) it has received copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has provided to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, the Assignor Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 7. Conditions of Effectiveness. This Assignment and Amendment, including the amendments set forth in Sections 2 through 5 and the assignment and assumption set forth in Section 6, will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and the Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Assignment and Amendment.

(b) The Administrative Agent shall have received a certificate executed by an Authorized Officer of each of the Borrower and the Parent stating that before and after giving effect to this Assignment and Amendment (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default or Event of Default exists.

(c) The Administrative Agent shall have received a certificate dated as of the Amendment Effective Date signed by an Authorized Officer of the Borrower, certifying and attaching the resolutions adopted by the Borrower approving or consenting to the execution, delivery and performance of this Assignment and Amendment.

(d) With respect to each Lender that has received a promissory note pursuant to Section 2.10(e), an executed replacement promissory note reflecting such Lender’s increased Commitment Amount, as applicable, shall have been delivered by the Borrower to such Lender, and with respect to any other Lender that requests a note through the Administrative Agent no later than two Business Days prior to the Amendment Effective Date, a note shall have been delivered by the Borrower to such Lender, in each case, through the Administrative Agent.

(e) The Borrower shall have paid to the Administrative Agent, for the account of each applicable Lender, a commitment increase fee (the “Fee”) in the amount set forth opposite such Lender’s name on Annex A hereto, in immediately available funds. In addition, the parties hereto agree as follows:

(i) With respect to each Pro Rata Increasing Lender, such Lender’s Fee shall equal the product of (A) 0.375% multiplied by (B) the result of (x) such Lender’s Commitment Amount immediately after giving effect to this Assignment and Amendment minus (y) such Lender’s Commitment Amount on the Effective Date of the Credit Agreement.

(ii) With respect to each Assignee Lender, such Assignee Lender’s Fee shall equal the sum of (A) product of (1) 0.375% multiplied by (2) the result of (x) the amount such Assignee Lender’s Commitment Amount would have been after giving effect to this Assignment and Amendment had such Assignee Lender been a Pro Rata Increasing Lender (in each case, $52,500,000) minus (y) such Assignee Lender’s Commitment Amount on the Effective Date of the Credit Agreement plus (B) the result of (1)  1/2 multiplied by (2) the product of (x) 0.375% multiplied by (y) the result of (I) the amount the Assignor Lender’s Commitment Amount would have been after giving effect to this Assignment and Amendment had such Assignor Lender been a Pro Rata Increasing Lender ($31,500,000) minus (II) the Assignor Lender’s Commitment Amount on the Effective Date of the Credit Agreement.

(iii) The Assignor Lender hereby acknowledges and agrees that (A) it is not entitled to any Fees in connection with this Assignment and Amendment and (B) in the event the Assignor Lender increases its Commitment Amount in connection with any future increase in the Aggregate Commitment Amount, its Commitment Amount, the Borrowing Base or otherwise under the Credit Agreement, as applicable, the Assignor Lender hereby waives any right to receive any fees, including the Fees, on any increase of its Commitment Amount until its Commitment Amount exceeds $27,000,000 (which was its Commitment Amount on the Effective Date of the Credit Agreement).

The Fees shall be payable in full on the Amendment Effective Date and fully earned and non-refundable when paid.

(f) The Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Assignment and Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least three Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 8. Post-Closing Conditions. Within 30 days of the Amendment Effective Date, the Borrower and the Parent shall have delivered the following to the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) evidence satisfactory to the Administrative Agent that the Oil & Gas Properties subject to Mortgages represent at least 80% of the total value of the proved Oil & Gas Properties evaluated in the Reserve Report and included in the Borrowing Base, and, to the extent that the Oil and Gas Properties subject to Mortgages do not represent at least 80% of such total value, the Parent or the Borrower shall, and shall cause the Restricted Subsidiaries to, grant to the Administrative Agent as security for the Secured Obligations a first-priority Lien interest (subject only to Liens permitted pursuant to Section 6.02 of the Credit Agreement) on additional Oil and Gas Properties not already subject to a Lien of the Collateral Documents such that after giving effect thereto, the Oil and Gas Properties subject to Mortgages will represent at least 80% of such total value, in each case, together with such additional Collateral Documents, information and other deliverables as the Administrative Agent may reasonably request, in accordance with Section 5.13 of the Credit Agreement; and

(b) title reports and other title information consistent with usual and customary standards for the geographic regions in which the proved Oil and Gas Properties evaluated in the Reserve Report are located, taking into account the size, scope and number of leases and wells of the Borrower and its Restricted Subsidiaries, such that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information with respect to at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report.

Each of the Borrower and the Parent acknowledge and agree that the failure of such Credit Party to deliver the documents required under this Section 8 within the time period proscribed therefor shall result in an immediate Event of Default under Section 7.01 of the Credit Agreement.

Section 9. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Assignment and Amendment and perform its obligations under this Assignment and Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Assignment and Amendment, and the performance of this Assignment and Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Assignment and Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii) Neither the execution and delivery of this Assignment and Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

Section 10. Extent of Amendments; Continuing Effectiveness. Except as specifically set forth in this Assignment and Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Assignment and Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Assignment and Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement, the Guaranty and the Pledge Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement, the Guaranty and the Pledge Agreement, respectively, as amended hereby, and (y) each reference to the “Credit Agreement”, the “Guaranty” or the “Pledge Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement, the Guaranty and the Pledge Agreement, respectively, as amended hereby.

Section 11. Counterparts. This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Agreement.

Section 12. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Assignment and Amendment, no Default has been waived or remedied by the execution of this Assignment and Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Assignment and Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 13. Loan Document. This Assignment and Amendment is a Loan Document.

Section 14. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 15. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS ASSIGNMENT AND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank, a Lender and as an Assignee Lender

By	/S/ THOMAS E. STELMAR, JR.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President

Signature Page to Assignment and Third Amendment

ROYAL BANK OF CANADA, as a Lender and as an Assignee Lender

By	/S/ KRISTAN SPIVEY
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Assignment and Third Amendment

BANK OF AMERICA, N.A., as a Lender

By	/S/ MICHAEL J. CLAYBORNE
	Name:	Michael J. Clayborne
	Title:	Vice President

Signature Page to Assignment and Third Amendment

SCOTIABANC INC., as a Lender

By	/S/ J. F. TODD
	Name:	J. F. Todd
	Title:	Managing Director

Signature Page to Assignment and Third Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/S/ KEVIN BUDDHDEW
	Name:	Kevin Buddhdew
	Title:	Authorized Signatory

By	/S/ MICHAEL SPAIGHT
	Name:	Michael Spaight
	Title:	Authorized Signatory

Signature Page to Assignment and Third Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender and as an Assignor Lender

By	/S/ TRACI BANKSTON
Name: Traci Bankston
Title: AVP

Signature Page to Assignment and Third Amendment

BARCLAYS BANK, PLC, as a Lender

By	/S/ VANESSA A. KURBATSKIY
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page to Assignment and Third Amendment

COMERICA BANK, as a Lender

By	/S/ JOHN S. LESIKAR
	Name:	John S. Lesikar
	Title:	Vice President

Signature Page to Assignment and Third Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/S/ ELENA ROBCIUC
	Name:	Elena Robciuc
	Title:	Managing Director

Signature Page to Assignment and Third Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/S/ KRISTIN N. OSWALD
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to Assignment and Third Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/S/ STEVEN A. HARTMAN
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

Solely with respect to Sections 3, 4 , 7 and 9 through 15:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Assignment and Third Amendment

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP, LLC, its general partner

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Assignment and Third Amendment

Schedule 2.01

COMMITMENT AMOUNTS

Lender	Commitment Amount	Applicable Percentage
Wells Fargo Bank, National Association	$55,818,750.00	15.948214286%
Royal Bank of Canada	$55,818,750.00	15.948214286%
Bank of America, N.A.	$40,833,333.33	11.666666667%
Scotiabanc Inc.	$40,833,333.33	11.666666667%
Credit Suisse AG, Cayman Islands Branch	$35,000,000.00	10.000000000%
Branch Banking and Trust Company	$24,862,500.00	7.103571429%
Barclays Bank PLC	$24,500,000.00	7.000000000%
Comerica Bank	$24,500,000.00	7.000000000%
Société Générale	$24,500,000.00	7.000000000%
Capital One, National Association	$23,333,333.34	6.666666667%

Total:	$350,000,000.00	100.000000000%

Annex A

Commitment Increase Fees

Lender	Fees
Wells Fargo Bank, National Association	$36,562.50
Royal Bank of Canada	$36,562.50
Bank of America, N.A.	$21,875.00
Scotiabanc Inc.	$21,875.00
Credit Suisse AG, Cayman Islands Branch	$18,750.00
Branch Banking and Trust Company	$0.00
Barclays Bank PLC	$13,125.00
Comerica Bank	$13,125.00
Société Générale	$13,125.00
Capital One, National Association	$12,500.00

Total:	$187,500.00